EXHIBIT 2.2

CERTIFICATE OF MERGER
OF
CURTIS ACQUISITION, INC.,
HEATHERWOOD, INC.
AND
GUARDIAN ZONE TECHNOLOGIES, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) Curtis Acquisition, Inc., which is incorporated under the laws of the State of Delaware (“Curtis”); and

(ii) Heatherwood, Inc., which is incorporated under the laws of the State of Delaware (“Heatherwood”); and

(iii) Guardian Zone Technologies, Inc., which is incorporated under the laws of the State of Ohio (“Guardian”).

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by Heatherwood, in accordance with the laws of the State of Delaware, by Guardian, in accordance with the laws of the State of Ohio and by Curtis in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is Curtis Acquisition, Inc., which will continue its existence as said surviving corporation under the name Guardian Zone Technologies, Inc. upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of Curtis, as now in force and effect, is to be amended and changed by reason of the merger herein certified by striking out Article FIRST thereof relating to the name of said surviving corporation, and by substituting in lieu thereof the following Article:

“FIRST

The name of the Corporation is Guardian Zone Technologies, Inc.”

and said Certificate Incorporation as so amended and changed shall continue to be the Certificate of Incorporation of said surviving corporation until further amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows:

Margulies & Levinson LLP
30100 Chagrin Blvd., Suite 250
Pepper Pike, Ohio 44124

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid consti-tuent corporations.

7. The authorized capital stock of (i) Heatherwood consists of 100,000,000 shares of Common Stock, par value $.0001 per share and (ii) Guardian consists of 1,500 shares of Common Stock, without par value.

8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certi-fied shall be effective upon filing.

Dated: April 13, 2007

CURTIS ACQUISITION, INC.

By: /s/Randall H. Rosenthal
Name: Randall H. Rosenthal
Title: President

HEATHERWOOD, INC.

By: /s/Douglas G. Furth
Name: Douglas G. Furth
Title: President

GUARDIAN ZONE TECHNOLOGIES, INC.

By: /s/Thomas J. Radu
Name: Thomas J. Radu
Title: President

[Seal of The Secretary of State of Ohio]

Prescribed by J. Kenneth Blackwell
Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)

Expedite this Form: (Select One)
Mail Form to one of the Following:
X Yes PO Box 1390 Columbus, OH 43216 *** Requires an additional fee of $100 ***
__ No PO Box 1329 Columbus, OH 43216
www.state.oh.us/sos
e-mail: busserv@sos.state.oh.us

CERTIFICATE OF MERGER
(For Domestic or Foreign, Profit or Non-Profit) Filing Fee $125.00

(154-MER)
In accordance with the requirements of Ohio law, the undersigned corporations, banks, savings banks, savings and loan, limited liability companies, limited partnerships and/or partnerships with limited liability, desiring to effect a merger, set forth the following facts:

I. SURVIVING ENTITY
A. The name of the entity surviving the merger is: Curtis Acquisition, Inc.

B. Name Change: As a result of this merger, the name of the surviving entity has been changed to the following:

(Complete only if name of surviving entity is changing through the merger)

C. The surviving entity is a: (Please check the appropriate box and fill in the appropriate blanks)

___ Domestic (Ohio) For-Profit Corporation, charter number ________________________________
___	Domestic (Ohio) Non-Profit Corporation, charter number _________________________
___
Foreign (Non-Ohio) Corporation incorporated under the laws of the state/country of ______________________
and licensed to transact business in the State of Ohio under license number  _________________________

_X_	Foreign (Non-Ohio) Corporation incorporated under the laws of the state/country of Delaware and NOT licensed to transact business in the state of Ohio,
___	Domestic (Ohio) Limited Liability Company, with registration number ___________________
___
Foreign (Non-Ohio) Limited Liability Company organized under the laws of the state/country of __________________
and registered to do business in the State of Ohio under registration number _________________________

___	Foreign (Non-Ohio) Limited Liability Company organized under the laws of the state/country of ______________________ and NOT registered to do business in the State of Ohio.
___	Domestic (Ohio) Limited Partnership, with registration number __________________________
___
Foreign (Non-Ohio) Limited Partnership organized under the laws of the state/country of ____________________________
and registered to do business in the state of Ohio under registration number ____________________________

___	Foreign (Non-Ohio) Limited Partnership organized under the laws of the state/country of ________________________ and NOT registered to do business in the state of Ohio.
___	Domestic (Ohio) Partnership having limited liability, with the registration number ______________________
___
Foreign (Non-Ohio) Partnership having limited liability organized under the laws of the state/country of ____________________________
and registered to do business in the state of Ohio under registration number ______________________

___
Foreign (Non-Ohio) Non-Profit incorporation under the laws of the state/county of __________________________
and licensed to transact business in the state of Ohio under license number __________________________

___	Foreign (Non-Ohio) Non-Profit incorporation under the laws of the state/county of __________________________ and not licensed to transact business in the state of Ohio.
___	General partnership not registered with the state of Ohio

II. MERGING ENTITY The name, charter/license/registration number, type of entity, state/country of incorporation or organization, respectively, of which is the entities merging out of existence are as follows: (If this is insufficient space to reflect all merging entities, please attach a separate sheet listing the merging entities)

(Please list the Ohio charter, license/registration no. below)

Name / charter, license or registration number	State/Country of Organization	Type of Entity
Guardian Zone Technologies, Inc.	Ohio	for profit
(Charter No. 1342511)
Heatherwood, Inc.	Delaware	for profit

III. MERGER AGREEMENT ON FILE The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:

James W. Margulies	30100 Chagrin Blvd., Suite 250
(name)	(street) NOTE: P.O. Box Addresses are NOT acceptable.
Pepper Pike	Ohio 44124
(city, village or township)	(zip code) (state)

IV. EFFECTIVE DATE OF MERGER
This merger is to be effective on: ______________________ (if a date is specified, the date must be a date on orafter the date of filing; the effective date of the merger cannot be earlier than the date of filing, if no date is specified, the date of filing will be the effective date of the merger).

V. MERGER AUTHORIZED The laws of the state or country under which each constituent entity exists, permits this merger. This merger was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of each of the constituent entities are duly authorized to do so.

VI. STATUTORY AGENT The name and address of the surviving entity's statutory agent upon whom any process, notice or demand may be served is:
James W. Margulies		30100 Chagrin Blvd., Suite 250
(name)	(street)	NOTE: P.O. Box Addresses are NOT acceptable.
Pepper Pike	, Ohio	44124
(city, village or township)		(zip code)
(This item MUST be completed if the surviving entity is a foreign entity which is not licensed, registered or otherwise authorized to conduct business in the state of Ohio)

VII. ACCEPTANCE OF AGENT The undersigned, named herein as the statutory agent for the above referenced surviving entity, hereby acknowledges and accepts the appointment of statutory agent for said entity.

Signature of Agent _____________________________________________________________________

(The acceptance of agent must be completed by the surviving entities if through this merger the statutory agent has changed, or the named agent differs in any way from the name currently on record with the Secretary of State.)

VIII. STATEMENT OF MERGER Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity

IX. AMENDMENTS The articles of incorporation, articles of organization, certificate of limited partnership or registration of partnership having limited liability (circle appropriate term) of the surviving domestic entity have been amended.
____ Attachments are provided   X No Changes

X. QUALIFICATION OR LICENSURE OF FOREIGN SURVIVING ENTITY
A. The listed surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability desires to transact business in Ohio as a foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the state of Ohio. The name and complete address of the statutory agent is:

James W. Margulies   30100 Chagrin Blvd., Suite 250
(name)     (street) NOTE: P.O. Box Addresses are NOT acceptable.

Pepper Pike   , Ohio  44124
(city, village or township)    (zip code)

The subject surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State of Ohio if the agent cannot be found, if the corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability fails to designate another agent when required to do so, or if the foreign corporation's, bank's, savings bank's, savings and loan's, limited liability company's, limited partnership's or partnership having limited liability's license or registration to do business on Ohio expires or is canceled.

B. The qualifying entity also states as follows: (Complete only if applicable)
1. Foreign Notice Under Section 1703.031 (If the qualifying entity is a foreign bank, savings bank, or savings and loan, then the following information must be completed.)

(a.) The name of the Foreign Nationally/Federally chartered bank, savings bank, or savings and loan association is

__________________________________________________________________

(b.) The name(s) of any Trade Name(s) under which the corporation will conduct business:

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

(c.) The location of the main office (non-Ohio) shall be:

__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ ___________ ____________
(city, township, or village)   (county)   (state)  (zip code)

(d.) The principal office location in the state of Ohio shall be:
__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ OHIO ____________
(city, township, or village)   (county)   (state) (zip code)
(Please note, if there will not be an office in the state of Ohio, please list none.)

(e.) The corporation will exercise the following purpose(s) in the state of Ohio:
(Please provide a brief summary of the business to be conducted; a general clause is not sufficient)

___________________________________________________
___________________________________________________
___________________________________________________

2. Foreign Qualifying Limited Liability Company (If the qualifying entity is a foreign limited liability company, the following information must be completed.)

(a.) The name of the limited liability company in its state of organization/registration is
___________________________________________________

(b.) The name under which the limited liability company desires to transact business in Ohio is
___________________________________________________

(c.) The limited liability company was organized or registered on ___________________

under the laws of the state/country of ______________________________

(d.) The address to which interested persons may direct requests for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is:
__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ ___________ ____________
(city, township, or village)   (county)   (state)  (zip code)

3. Foreign Qualifying Limited Partnership
(If the qualifying entity is a foreign limited partnership, the following information must be completed).
(a.) The name of the limited partnership is
_______________________________________________________________

(b.) The limited partnership was formed on ___________________________

(c.) The address of the office of the limited partnership in its state/country of organization is:
__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ ___________ ____________
(city, township, or village)   (county)   (state)  (zip code)
(d) The limited partnership’s principal office address is:
__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ ___________ ____________
(city, township, or village)   (county)   (state)  (zip code)

(e.) The names and business or residence addresses of the General partners of the partnership are as follows:

Name	Address

(If insufficient space to cover this item, please attach a separate sheet listing the general partners and their respective addresses)

(f.) The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:
__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ ___________ ____________
(city, township, or village)   (county)   (state)  (zip code)

The limited partnership hereby certifies that it shall maintain said records until the registration of the limited partnership in Ohio is canceled or withdrawn.

4. Foreign Qualifying Partnership Having Limited Liability (a.) The name of the partnership shall be
__________________________________
(b.) Please complete the following appropriate section (either item b(l) or b(2)):
(1.) The address of the partnership's principal office in Ohio is:

__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ OHIO ____________
(city, township, or village)   (county)   (state) (zip code)

(If the partnership does not have a principal office in Ohio, then items b2 must be completed)

(2.) The address of the partnership's principal office (Non-Ohio):
__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ ___________ ____________
(city, township, or village)   (county)   (state)  (zip code)
(c.) The name and address of a statutory agent for service of process in Ohio is as follows:

_____________________________________________________________________________________
(name)

__________________________________________________________________
(street address)    NOTE: P.O. Box Addresses are NOT acceptable.

_________________________ _____________ OHIO ____________
(city, township, or village)   (county)   (state) (zip code)

(d.) Please indicate the state or jurisdiction in which the Foreign Limited Liability Partnership has been formed
________________________________________
(e.) The business which the partnership engages in is:
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________

The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

CURTIS ACQUISITION, INC. (Exact name of entity) By: /s/ Randall H. Rosenthal	GUARDIAN ZONE TECHNOLOGIES, INC. (Exact name of entity) By: /s/ Thomas J. Radu
Its: Randall H. Rosenthal/President	Its: Thomas J. Radu/President
Date: April 12, 2007	Date: April 12, 2007

HEATHERWOOD, INC. (Exact name of entity)	(Exact name of entity)
By: /s/ Douglas G. Furth	By:
Its: Douglas G. Furth/President	Its:
Date: April 12, 2007	Date:
(Exact name of entity)	(Exact name of entity)
By:	By:
Its:	Its:
Date:	Date:
(Exact name of entity)	(Exact name of entity)
By:	By:
Its:	Its:
Date:	Date: